UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 21, 2017

Wyndham Worldwide Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32876 (Commission File Number)	20-0052541 (IRS Employer Identification No.)

22 Sylvan Way Parsippany, NJ (Address of Principal Executive Offices)		07054 (Zip Code)

Registrant’s telephone number, including area code (973) 753-6000

None

(Former Name or Former Address, if Changed Since Last
Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On March 21, 2017, Wyndham Worldwide Corporation (“Wyndham Worldwide”) issued $300 million aggregate principal amount of 4.150% Notes due 2024 (the “2024 Notes”) and  $400 million aggregate principal amount of 4.500% Notes due 2027 (the “2027 Notes” and collectively with the 2024 Notes, the “Notes”) pursuant to its effective shelf registration statement on Form S-3 (File No. 333-206104), as filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2015 (the “Registration Statement”). The terms of the Notes are governed by an indenture, dated November 20, 2008, between Wyndham Worldwide and U.S. Bank National Association, as trustee (the “Base Indenture”), as supplemented and amended by the tenth supplemental indenture thereto, dated as of March 21, 2017 (the “Tenth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The 2024 Notes bear interest at a rate of 4.150% per year payable semi-annually in arrears on April 1 and October 1 of each year, commencing October 1, 2017, which rate is subject to an interest rate adjustment upon the occurrence of certain credit rating events as described in the Indenture. The 2027 Notes bear interest at a rate of 4.500% per year payable semi-annually in arrears on April 1 and October 1 of each year, commencing October 1, 2017, which rate is subject to an interest rate adjustment upon the occurrence of certain credit rating events as described in the Indenture.

The 2024 Notes are redeemable at any time prior to February 1, 2024 (2 months prior to the maturity date of the 2024 Notes) and the 2027 Notes are redeemable at any time prior to January 1, 2027 (3 months prior to the maturity date of the 2027 Notes),  in whole or in part, at Wyndham Worldwide’s option, at a redemption price equal to the greater of (i) the sum of the principal being redeemed and (ii) a “make-whole” price specified in the Indenture and the Notes, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but excluding, the redemption date.

The 2024 Notes are redeemable at any time on or after  February 1, 2024 (2 months prior to the maturity date of the 2024 Notes), in whole or in part, at Wyndham Worldwide’s option, at a redemption price equal to 100% of the principal amount of the 2024 Notes being redeemed and the 2027 Notes are redeemable at any time on or after January 1, 2027 (3 months prior to the maturity date of the 2027 Notes), in whole or in part, at a redemption price equal to 100% of the principal amount of the 2027 Notes being redeemed, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but excluding, the redemption date.

If Wyndham Worldwide experiences a Change of Control Triggering Event (as defined in the Indenture), Wyndham Worldwide is required to offer to repurchase each series of Notes at a price of 101% of their principal amount plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture contains customary provisions for events of default including for failure to pay principal or interest when due and payable, failure to comply with covenants or agreements in the Indenture or the Notes and failure to cure or obtain a waiver of such default upon notice, a default under other debt of Wyndham Worldwide or certain of its subsidiaries such that at least $50 million aggregate principal amount of indebtedness is accelerated which acceleration has not been rescinded or annulled within 30 days of notice, and events of bankruptcy, insolvency or reorganization affecting Wyndham Worldwide and certain of its subsidiaries. In the case of an event of default, the principal amount of the Notes plus accrued and unpaid interest may be accelerated. The Indenture also contains covenants limiting the ability of Wyndham Worldwide and certain subsidiaries to incur debt secured by liens and to enter into sale and lease back transactions.

The description of the Notes and the Indenture in this Current Report on Form 8-K (this “Current Report”) are summaries and are qualified in their entirety by reference to the Indenture and the form of the Notes included therein. The Base Indenture was filed with the SEC on November 25, 2008 as Exhibit 4.2 to the shelf registration statement on Form S-3 (File No. 333-155676). The Tenth Supplemental Indenture, the form of 2024 Note and form of 2027 Note are filed hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated by reference herein.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 with respect to Wyndham Worldwide’s issuance of the Notes is incorporated by reference herein.

Item 8.01      Other Events.

On March 16, 2017, Wyndham Worldwide entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, as the representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale of the Notes.

Pursuant to the Underwriting Agreement, the Underwriters agreed to purchase the Notes. Among other things, Wyndham Worldwide agreed to indemnify the Underwriters with respect to certain aspects of the offering of the Notes. The Underwriting Agreement also contains customary representations, warranties and agreements by Wyndham Worldwide.

The description of the Underwriting Agreement in this Current Report is a summary and is qualified in its entirety by reference to the text of the Underwriting Agreement. The Underwriting Agreement is filed as exhibit 1.1 hereto and is incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1

Underwriting Agreement, dated March 16, 2017, among Wyndham Worldwide Corporation and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Tenth Supplemental Indenture, dated March 21, 2017, between Wyndham Worldwide Corporation and U.S. Bank National Association, as Trustee.

4.2	Form of 4.150% Note due 2024 (included in Exhibit 4.1).

4.3	Form of 4.500% Note due 2027 (included in Exhibit 4.1).

5.1	Opinion of Kirkland & Ellis LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: March 21, 2017	By:	/s/ Nicola Rossi
Name: Nicola Rossi
Title: Chief Accounting Officer

WYNDHAM WORLDWIDE CORPORATION

CURRENT REPORT ON FORM 8-K

Report Dated March 21, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated March 16, 2017, among Wyndham Worldwide Corporation and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Tenth Supplemental Indenture, dated March 21, 2017, between Wyndham Worldwide Corporation and U.S. Bank National Association, as Trustee.

4.2	Form of 4.150% Note due 2024 (included in Exhibit 4.1).

4.3	Form of 4.500% Note due 2027 (included in Exhibit 4.1).

5.1	Opinion of Kirkland & Ellis LLP.